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                                                                   EXHIBIT 10(e)

                2002-2 AMENDMENT TO THE SHERWIN-WILLIAMS COMPANY
                    KEY MANAGEMENT DEFERRED COMPENSATION PLAN
                      (1997/1999 AMENDMENT AND RESTATEMENT)

         This 2002-2 Amendment to The Sherwin-Williams Company Key Management Deferred Compensation Plan (the "Plan") is made effective as of August 31, 2002.

                                   WITNESSETH:

         WHEREAS, The Sherwin-Williams Company (the "Company") established the Plan effective January 1, 1980 and has subsequently amended and restated the Plan thereafter;

         WHEREAS, pursuant to Article XII of the Plan, the Company retains the right to amend the Plan at any time in whole or in part; and

         WHEREAS, the Company wishes to amend the Plan to exercise its right pursuant to Article XIII to terminate the Plan;

         NOW, THEREFORE, the Plan is hereby amended effective August 31, 2002 to add the following Termination Addendum 2002-2:

                           TERMINATION ADDENDUM 2002-1

         Pursuant to Section 13.01 of the Plan, the Company hereby terminates the Plan in its entirety effective as of August 31, 2002 (the "Termination Effective Date"). For all periods following the Termination Effective Date, notwithstanding any other provisions of the Plan or further actions required on the part of the Company to wind-down the Plan and distribute liabilities associated herewith: (1) the obligation of the Company to make any future contributions shall cease; (2) no persons who were not Participants on the Termination Effective Date shall be eligible to become Participants; and (3) all interests of Participants not theretofore vested shall become immediately fully (100%) vested. The value of the Accrued Benefit of all Participants and Beneficiaries shall be determined and distributed to them as soon as practicable after the Termination Effective Date in the form of a lump sum cash distribution. The Company reserves the right, without further formal amendment to the Plan, to take such other actions as may be necessary in the opinion of the Company, to cause the termination of the Plan and/or Trust, or to conform to any applicable requirements of the law.

         IN WITNESS WHEREOF, pursuant to the action of its Board of Directors at a meeting held the 24th day of July, 2002, the Company has caused this amendment to be executed effective August 31, 2002 by its duly authorized officer.


ATTEST/WITNESS:         THE SHERWIN-WILLIAMS COMPANY

                        By:  /s/
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                                             Louis E. Stellato
                        Title:  Vice President, General Counsel and Secretary
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